3/31/15  NASDAQ: UNTY

This presentation may contain forward-looking statements with respect to Unity Bancorp’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” and similar expressions which are intended to identify forward-looking statements. .Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. .A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which have been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.unitybank.com) and on the Securities and Exchange Commission’s website (www.sec.gov). 1 Forward-Looking Statements Forward-Looking Statements

Founded September 16, 1991 .Headquartered in Clinton, New Jersey .Approximately $1.0 billion in assets and $789 million in deposits .Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service offices located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania. Company Snapshot Company Snapshot Financial Summary 3/31/15 Financial Summary 3/31/15 2 (1)These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures. (2)NPAs = nonaccrual loans + OREO (3)Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)). Unity Bank is a wholly owned subsidiary of Unity Bancorp. Member FDIC Equal Opportunity Lender • Equal Housing Lender Balance Sheets (000s)Total Assets$1,035,000Total Loans$785,000Total Deposits$789,000Total Equity $72,000Loans/Deposits (%)99%Capital & Asset Quality (%)Tangible Common Equity/Tangible Assets (1)6.82%NPAs/Assets (2)1.07%Profitability (%)ROAA0.82%ROACE11.08%NIM3.64%Efficiency Ratio (1)(3)67.30%

Bank Franchise Bank Franchise .Hunterdon County, NJ: Clinton, Flemington, Whitehouse .Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield .Somerset County, NJ: North Plainfield, Somerset .Union County, NJ: Linden, Scotch Plains, Union .Warren County, NJ: Phillipsburg, Washington .Northampton County, PA: Forks

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey and #4 and #6 nationwide

As of March 31, 2015			State of NJ		
(dollars in thousands)			Population		Household Income
County	**Unity Branches**	**Unity Deposits**	**2015 Actual**	**Density (pop./sq.mi.)**	**2015 Median**
Hunterdon, NJ	3	$305,167	125,842	294	$106,925
Middlesex, NJ	4	$179,465	837,586	2,713	$78,734
Union, NJ	3	$118,921	554,013	5,389	$69,222
Somerset, NJ	2	$98,912	333,805	1,106	$97,056
Warren, NJ	2	$58,472	106,746	299	$70,245
Northampton, PA	1	$28,504	300,615	814	$58,971
Unity Aggregate	**15**	**$789,441**			
State of New Jersey Totals			**2,258,607**	**10,616**	**481,153**

4

To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth .Expand the Mortgage Division – Target 15% growth rate in purchased transactions .Expansion of SBA Division – Increase 7A Volume to $30 million .Growth in core deposits of at least 5% .Maintain relevance by continued investment in technology .ROE and ROA in top quartile of peer group – EPS growth of 10% per year Strategic Goals

Core Values

Senior Management Team Senior Management Team James A. Hughes, CPA .President and Chief Executive Officer .Joined the company in 2000 .27 years banking experience .Previously employed at Summit Bancorp .Audit manager with KPMG, L.L.P. John J. Kauchak .Chief Operating Officer .Joined the company in 1996 .44 years banking experience .Managed operations of a $10 billion savings bank 7 Janice Bolomey .Director of Sales/Chief Administrative Officer .Joined the company in 2001 .29 years of banking experience .Oversees all retail sales Alan J. Bedner, Jr. CPA .Chief Financial Officer .Joined the company in 2001 .20 years banking experience .Previously employed at Summit Bancorp Engaged Board of Directors Engaged Board of Directors .David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank .Average tenure of Board Members is 15 years .Diverse experience including financial industry, medical professionals, university professional and business ownership .Director and Executive Officer ownership 40% Recent Financial Performance

Unity’s 2014 Highlights10 .Record Commercial Loan growth .Significant growth in Residential Mortgage Division .Rollout of construction lending product .Continued improvement in deposit product mix .Capital raise of $6.3 million oversubscribedSummary Balance Sheet11 1Q152014Y2013YAssets1,035$ 1,009$ 921$ Total Loans785 762 679 Deposits789 794 739 Total Equity72 70 57

Loan Mix

(dollars in millions)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$593
8%
21%
23%
48%
$587
8%
18%
23%
51%
$679
7%
13%
27%
53%
$762
8%
10%
29%
53%
$785
8%
10%
30%
52%
2011Y
2012Y
2013Y
2014Y
1Q15
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

12

Commercial and SBA Loan Area

(dollars in thousands)



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$405,717
$306,705
$63,716
$25,881
$40,454
$34,429
$52,081
$20,692
New Jersey
New York
Pennsylvania
Other
2007
1Q15

13

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth



$MM
$160
$140
$120
$100
$80
$60
$40
$20
$0
$79.4
$52.6
$26.8
$133.6
$110.3
$23.3
$153.7
$88.4
$65.3
$129.8
$38.7
$91.1
$37.1
$16.8
$20.3
2011Y
2012Y
2013Y
2014Y
1Q15
Purchases
Refinances

14

Asset Quality Continues to Improve



NPLs / Loans
8%
6%
4%
2%
0%
3.35%
1.10%
2.25%
2.84%
1.08%
1.76%
2.67%
0.99%
1.68%
2.07%
0.56%
1.51%
1.96%
0.47%
1.49%
1.61%
0.45%
1.16%
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
Nonperforming Loans
TDRs

15

5 Year Deposit Trend

(dollars in millions)


$900
$800
$700
$600
$500
$400
$300
$200
$100
$
$644
$159
$384
$101
2011Y
$649
$125
$410
$114
2012Y
$739
$205
$398
$136
2013Y
$794
$212
$429
$153
2014Y
$789
$211
$414
$164
1Q15
Noninterest-bearing demand deposits
Interest-bearing demand deposits
Total time deposits

16Summary Income Statement and Profitability (dollars in millions) 17 1Q151Q14Net Interest Income$8.0 $7.3 Provision for Loan Losses0.2 0.6 Noninterest Income 1.6 1.5 Noninterest Expense 6.5 6.2 Provision for Income Taxes1.0 0.7 Net Income$1.9 $1.3 Diluted Earnings Per Share$0.23 $0.17 Return on Average Assets0.82%0.59 %Return on Average Equity11.08 9.06 Net Interest Margin3.64 3.57

Net Interest Income & Net Interest Margin

(dollars in millions)

- Despite the interest rate environment, we have focused on growing revenue and protecting the net interest margin



$40MM
$30MM
$20MM
$10MM
$0MM
4.00%
2.00%
0.00%
3.76%
3.62%
3.53%
3.53%
3.57%
3.64%
$29.0MM
$27.4MM
$27.4MM
$30.1MM
$7.3MM
$8.0MM
2011Y
2012Y
2013Y
2014Y
1Q14
1Q15
Net Interest Income
NIM

18

Strong Levels of Noninterest Income

(dollars in millions)

Noninterest Income (excludes gains [losses] on securities)



$8MM
$6MM
$4MM
$2MM
$0MM
20%
15%
10%
5%
0%
15.5%
19.5%
18.2%
17.0%
14.7%
17.0%
$5.4MM
$6.8MM
$6.2MM
$6.3MM
$1.4MM
$1.6MM
2011Y
2012Y
2013Y
2014Y
1Q14
1Q15
Noninterest Income
Noninterest Income / Revenue

19

Noninterest Income (dollars in thousands)1Q151Q14Branch fee income$346$377Service and loan fee income296295Gain on sale of SBA loans held for sale, net36383Gain on sale of mortgage loans344365BOLI income9496Net security gains- 110Other income198200Total Noninterest Income$1,641$1,526

Noninterest Expense Controls

(dollars in millions)


Noninterest Expense
$35MM
$30MM
$25MM
$20MM
$15MM
$10MM
$5MM
$0MM
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
3.00%
3.02%
2.88%
2.69%
2.84%
2.72%
$24.5MM
$24.3MM
$24.0MM
$24.7MM
$6.2MM
$6.5MM
2011Y
2012Y
2013Y
2014Y
1Q14
1Q15
Noninterest Expense
Noninterest Expense / Average Assets

Note: 1Q14 and 1Q15 ratios are annualized.

21

Noninterest Expense (dollars in thousands)1Q151Q14Compensation and benefits$3,472$3,217Occupancy672659Processing and communications596582Furniture and equipment373357Professional services236211Loan costs221170OREO expenses35247Deposit insurance183178Advertising182151Other expenses532486Total Noninterest Expense$6,502$6,258Profitability ProgressionDiluted Earnings per Share 23 $0.17 $0.20 $0.24 $0.20 $0.23 $0.00$0.10$0.201Q142Q143Q144Q141Q15

Profitability ProgressionDiluted Earnings per Share 24 $0.10 $0.13 $0.34 $0.53 $0.81 $0.00$0.20$0.40$0.60$0.802010Y2011Y2012Y2013Y2014YTangible Book Value Per Share25 Note: 2013 reflects redemption of TARP preferred stock and the associated warrant. $7.04$7.42$7.35$8.18$8.37$6.50$7.00$7.50$8.00$8.502011Y2012Y2013Y2014Y1Q15

Market Price$6.40$6.24$7.66$9.43$9.08$3.50$5.00$6.50$8.00$9.502011Y2012Y2013Y2014Y1Q15Capital RatiosUnity Bancorp, Inc.  FDIC-Insured Commercial Banks * 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants. 0.00%4.00%8.00%12.00%2011Y2012Y2013Y2014YLeverage Ratio0.00%4.00%8.00%12.00%16.00%2011Y2012Y2013Y2014YTotal Risk-Based Capital Ratio0.00%5.00%10.00%15.00%2011Y2012Y2013Y2014YTier 1 Risk-Based Capital Ratio

Knowledgeable and experienced management team Attractive branch franchise  . Improving bank fundamentals Positioned for economic rebound Insider ownership  . Compelling Investment HighlightsConsolidation of NJ Community BanksThe previous slides contained data from the following sources: . FDIC-Insured Commercial Banks: . Obtained from FDIC.gov Quarterly Banking Profile . SNL